PRESS RELEASE

FOR:	STRATASYS, INC.

CONTACT:	Shane Glenn, Director of Investor Relations
(952) 294-3416, shane.glenn@stratasys.com

STRATASYS REPORTS RECORD FIRST QUARTER FINANCIAL RESULTS

Fortus System Sales Expand by 60% in Q1

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MINNEAPOLIS, May 4, 2011 – Stratasys, Inc. (NASDAQ: SSYS) today announced first quarter financial results.

     The company reported record revenue of $34.3 million for the first quarter ended March 31, 2011, versus $23.0 million reported for the same period in 2010. The first quarter of last year included a $5.0 million one-time non-cash charge against revenue, representing the fair value of a warrant issued to HP (NYSE: HPQ) for 500,000 shares of Stratasys, Inc. common stock, in connection with the distribution agreement signed in January 2010.

     The first quarter revenue of $34.3 million represented a 23% increase over the non-GAAP revenue of $28.0 million for the same period in 2010, which excludes the warrant charge. System shipments for the first quarter totaled 567 units versus 610 units for the same period last year.

     The company reported net income of $5.0 million for the first quarter or $0.23 per share compared to a net loss of $443,000 or $0.02 per share for the same period last year.

     Non-GAAP net income, which excludes certain discrete items and stock-based compensation expense, was $4.4 million or $0.21 per share, for the first quarter of 2011, a 54% increase compared to the non-GAAP net income of $2.9 million or $0.14 per share for the same period last year.

     Non-GAAP net income for the first quarter of 2011 excludes the impact of a one-time gain of $698,000 net of tax, or $0.03 per share, associated with the sale of an investment. Non-GAAP net income for the first quarter of 2011 also excludes the impact of stock-based compensation expense, which amounted to $147,000 net of tax, or $0.01 per share.

     Non-GAAP net income for the first quarter of 2010 excludes the warrant charge which amounted to $3.2 million net of tax, or $0.16 per share. Non-GAAP net income for the first quarter of 2010 also excludes the impact of stock-based compensation expense which amounted to $150,000 net of tax, or $0.01 per share.

     Appropriate reconciliations between GAAP and non-GAAP financial measures are provided in a table at the end of this press release. The table provides itemized detail of the non-GAAP financial measures.

     “The strong first quarter results reflect a continuation of the positive trends we have observed over the past year, as demand for our products has strengthened,” said Scott Crump, chairman and chief executive officer of Stratasys. “Sales of our Fortus 3D production systems expanded by 60% over last year, driven by the demand for direct digital manufacturing applications. In addition, strong growth in our higher-margin products contributed to a significant increase in gross margin both sequentially and year-over-year.

     “Revenue from consumables, our highest margin product, grew by 36% during the first quarter over last year, the fastest quarterly growth rate in over four years. This growth is being driven by a significant acceleration in customer usage, as well as from our growing installed base of systems. We are optimistic that this growth can continue given the positive trends within our markets and our expectation of continued growth in our installed base.

     “We continue to make progress in our game-changing agreement with HP. Unit sales of 3D printers into markets served by HP experienced strong growth during the first quarter, increasing by 49% over the products sold in those same markets last year. We are now looking forward to additional collaboration and the possible expansion into new European countries later this year. We remain confident that HP’s distribution capabilities combined with their brand and marketing muscle can drive increased awareness and accelerated adoption of our proprietary 3D printers.

     “Fortus system sales represented the fastest growing part of our business during the first quarter. New DDM applications remain the drivers behind this growth. Applications for aircraft repair and maintenance, as well as the production of fabrication tools to aid in manufacturing continue to be notable areas of expansion for our line of Fortus systems.

     “We bolstered our DDM strategy this week with the acquisition of  Solidscape, a leading provider of 3D printers targeting applications for investment casting and mold making. Solidscape’s 3D printers are marketed worldwide and are known for the production of highly-castable wax parts with fine feature detail and smooth surface finish.

     “The $38 million purchase of Solidscape will open new DDM markets for Stratasys, including jewelry, dental and industrial casting applications that require high precision. While Solidscape is the leading provider of systems for jewelry manufacturers, we see significant opportunities to develop their products beyond their core market. Additional information on the Solidscape acquisition can be found by accessing the link provided at the end of our first quarter press release.

     “We remain pleased with the positive trends in our business during the first quarter and are optimistic regarding the balance of 2011. While we expect the acquisition of Solidscape will have a modest near-term positive impact on earnings, we are more excited about the longer-term potential of adding their product line and developing their technology for new DDM applications.

     “We maintain a healthy balance sheet even with our acquisition of Solidscape, and we continue to generate significant cash from operations. And finally, we remain confident that our agreement with HP can significantly expand the sales of our 3D printers,” Crump concluded.

     Stratasys plans to hold a conference call to discuss its first quarter financial results on Wednesday, May 4, 2011 at 8:30 a.m. (ET).

     The investor conference call will be available via live webcast on the Stratasys Web site at www.stratasys.com under the "Investors" tab; or directly at the following web address: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=61402&eventID=3953500.

     To participate by telephone, the domestic dial-in number is 888-396-2369 and the international dial-in is 617-847-8710. The access code is 34663165. Investors are advised to dial into the call at least ten minutes prior to the call to register.

     The webcast will be available for 90 days on the "Investors" page of the Stratasys Web site or by accessing the provided web address.

     Additional information regarding the acquisition of Solidscape can be accessed at the following web address: http://phx.corporate-ir.net/phoenix.zhtml?c=61402&p=irol-newsArticle_print&ID=1558910&highlight=.

(Financial tables follow)

Stratasys, Inc., Minneapolis, is a maker of additive manufacturing machines for prototyping and producing plastic parts. The company markets under the brands Dimension 3D Printers and Fortus 3D Production Systems. The company also operates RedEye On Demand, a digital manufacturing service for prototypes and production parts. According to Wohlers Report 2010, Stratasys supplied more additive manufacturing systems in 2009 than any other manufacturer, making it the unit market leader for the eighth consecutive year. Stratasys patented and owns the process known as FDM.® The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds more than 285 granted or pending additive manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com.

Forward Looking Statements

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “planning”, “intends”, “desires” or “believes” or similar words constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding projected revenue and income in future quarters; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® and uPrint® 3D Printers; our WaveWash™ support removal system; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Other risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; the success of our distribution agreement with HP; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; and the success of our RedEyeOnDemandTM and other paid parts services. They also include statements about future financial and operating results of our company after the acquisition of Solidscape and anticipated benefits of the acquisition. Actual results may differ from those expressed or implied in our forward-looking statements Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Such risk factors include our ability to successfully integrate and market Solidscape products, our ability to retain Solidscape management and our ability to protect and defend Solidscape intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our current report on Form 8-K filed in connection with the completion of our acquisition of Solidscape and in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Financial Tables & Non-GAAP Discussion

The information discussed within this release includes financial results that are in accordance with accounting principles generally accepted in the United States (GAAP). In addition, certain non-GAAP financial measures have been provided that exclude certain charges and expenses. The non-GAAP measures should be read in conjunction with the corresponding GAAP measures and should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP. The non-GAAP financial measures are provided in an effort to provide information that investors may deem relevant to evaluate results from the company’s core business operations and to compare the company’s performance with prior periods. The non-GAAP financial measures primarily identify and exclude certain discrete items, such as the warrant charge, restructuring expenses, and expenses associated with stock-based compensation required under ASC 718. The company uses these non-GAAP financial measures for evaluating comparable financial performance against prior periods.

This release is also available on the Stratasys Web site at www.Stratasys.com.

STRATASYS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2011	2010
	(unaudited)	(unaudited)
Net sales
Product	$27,837,165	$21,761,618
Services	6,481,924	6,232,507
Fair value of warrant related to OEM agreement	-	(4,987,806)
	34,319,089	23,006,319

Cost of sales
Product	13,226,225	10,678,018
Services	2,842,412	2,908,226
	16,068,637	13,586,244

Gross profit	18,250,452	9,420,075

Operating expenses
Research and development	3,348,093	2,398,498
Selling, general and administrative	8,736,231	7,783,720
	12,084,324	10,182,218

Operating income (loss)	6,166,128	(762,143)

Other income (expense)
Interest income, net	205,781	215,199
Foreign currency transaction losses, net	(131,115)	(359,255)
Other, net	1,396,606	18,240
	1,471,272	(125,816)

Income (loss) before income taxes	7,637,400	(887,959)

Income tax expense (benefit)	2,647,905	(444,858)

Net income (loss)	$4,989,495	$(443,101)

Earnings (loss) per common share
Basic	$0.24	$(0.02)
Diluted	$0.23	$(0.02)

Weighted average number of common
shares outstanding
Basic	21,009,871	20,441,217
Diluted	21,647,691	20,441,217

STRATASYS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2011	2010
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$36,084,783	$27,554,411
Short-term investments - held to maturity	8,356,348	8,797,878
Accounts receivable, less allowance for doubtful
accounts of $1,101,603 at March 31, 2011
and $1,094,588 at December 31, 2010	21,879,418	20,051,451
Inventories	18,821,007	17,880,714
Net investment in sales-type leases, less allowance
for doubtful accounts of $148,791 at March 31, 2011
2010 and $189,338 at December 31, 2010	4,108,652	3,096,911
Prepaid expenses and other current assets	3,345,950	3,384,394
Deferred income taxes	3,447,000	3,447,000
Total current assets	96,043,158	84,212,759

Property and equipment, net	30,410,099	29,872,945

Other assets
Intangible assets, net	8,430,706	6,405,714
Net investment in sales-type leases	2,960,428	3,067,446
Long-term investments - available for sale	1,160,250	1,185,250
Long-term investments - held to maturity	52,369,990	52,504,650
Other non-current assets	248,267	1,210,867
Total other assets	65,169,641	64,373,927

Total assets	$191,622,898	$178,459,631

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and other current liabilities	$14,232,524	$14,408,628
Unearned revenues	12,419,238	11,561,521
Total current liabilities	26,651,762	25,970,149

Non-current liabilities
Deferred tax liabilities	207,000	207,000

Total liabilities	26,858,762	26,177,149

Commitments and contingencies

Stockholders' equity
Common stock, $.01 par value, authorized 30,000,000
shares; 26,819,025 and 26,509,518 issued as of
March 31, 2011 and December 31, 2010, respectively	268,190	265,095
Additional paid-in capital	115,049,413	107,781,990
Retained earnings	88,374,979	83,385,484
Accumulated other comprehensive income (loss)	75,979	(145,662)
Treasury stock at cost, 5,687,631 shares as of 2011 and 2010	(39,004,425)	(39,004,425)
Total stockholders' equity	164,764,136	152,282,482

Total liabilities and stockholders' equity	$191,622,898	$178,459,631

STRATASYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

	Non-GAAP Adjustments for the Three Months Ended March 31, 2011				Non-GAAP Adjustments for the Three Months Ended March 31, 2010
	Consolidated			Consolidated	Consolidated			Consolidated
	(unaudited)	Stock-Based	Sale of Equity	(unaudited)	(unaudited)	Stock-Based	Fair Value	(unaudited)
	As Reported	Compensation (1)	Investment (2)	Non-GAAP	As Reported	Compensation (1)	of Warrant (3)	Non-GAAP
Net sales	$34,319,089	$-	$-	$34,319,089	$23,006,319	$-	$4,987,806	$27,994,125
Gross profit	18,250,452	-	-	18,250,452	9,420,075	-	4,987,806	14,407,881
Selling, general and administrative expenses	8,736,231	(323,598)	-	8,412,633	7,783,720	(310,544)	-	7,473,176
Total operating expenses	12,084,324	(323,598)	-	11,760,726	10,182,218	(310,544)	-	9,871,674
Operating income (loss)	6,166,128	323,598	-	6,489,726	(762,143)	310,544	4,987,806	4,536,207
Other income (expense)	1,471,272	-	(1,204,408)	266,864	(125,816)	-	-	(125,816)
Income (loss) before income taxes	7,637,400	323,598	(1,204,408)	6,756,590	(887,959)	310,544	4,987,806	4,410,391
Income tax expense (benefit)	2,647,905	176,458	(506,655)	2,317,708	(444,858)	160,408	1,796,510	1,512,060
Net income (loss)	$4,989,495	$147,140	$(697,753)	$4,438,882	$(443,101)	$150,136	$3,191,296	2,898,331
Earnings (loss) per common share
Basic	$0.24	$0.01	$(0.03)	$0.21	$(0.02)	$0.01	$0.16	$0.14
Diluted	$0.23	$0.01	$(0.03)	$0.21	$(0.02)	$0.01	$0.16	$0.14
Weighted average number of common
shares outstanding
Basic	21,009,871			21,009,871	20,441,217			20,441,217
Diluted	21,647,691			21,647,691	20,441,217			21,023,133

These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results adjusted for the non-GAAP items described below provides meaningful supplemental information to both management and investors.

(1) - Represents non-cash stock-based compensation expense.
(2) - Represents gain on sale of an equity investment during the first quarter of 2011.
(3) - Represents the fair value of a warrant issued during the first quarter of 2010 in connection with the Hewlett-Packard Company OEM agreement.

The Company considers these non-GAAP measures to be indicative of its core operating results and facilitates a comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes, however these measures should not be viewed as a substitute for the Company’s GAAP results.